SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐ Preliminary Proxy Statement	☐ Confidential, For Use of the Commission Only
(as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material Under Rule 14a-12

iSecureTrac Corp.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)   Title of each class of securities to which transaction applies:
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2)   Aggregate number of securities to which transaction applies:
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3)   Per unit price or other underlying value of transaction computed  pursuant to Exchange  Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
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☐  Fee paid previously with preliminary materials:
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☐  Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2)  and identify the filing for which the  offsetting  fee was paid previously.  Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

1)   Amount previously paid:
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    2)   Form, Schedule or Registration Statement No.:
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3)  Filing Party:
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4)   Date Filed:

April 15, 2009

Dear Stockholder,

You may have recently received a copy of the Proxy Statement relating to the 2009 Annual Meeting of Stockholders of iSecuretrac Corp.  After we mailed the Proxy Statement to our stockholders, we discovered that the year 2007 compensation information shown for Peter A. Michel, our President and Chief Executive Officer, in the Summary Compensation Table on page 11 of the Proxy Statement was actually his compensation information for 2006.  In order to correct this inadvertent mistake, we have prepared the enclosed amendment to our Proxy Statement.

The information in the enclosed amendment completely replaces the Summary Compensation Table and related footnotes in the original Proxy Statement.  There are no other revisions to the Proxy Statement.  You should read the entire Proxy Statement, as revised by the enclosed amendment, prior to returning your proxy for the 2009 Annual Meeting.

If you have already delivered a proxy with respect to the 2009 Annual Meeting, you do not need to take any further action at this time unless you wish to revoke your proxy or change your vote on any of the proposals.  You may revoke your proxy at any time prior to its exercise at the Annual Meeting in one of the following ways: (1) by sending a notice of revocation to Lincoln Zehr, Secretary, iSecureTrac Corp., 5078 South 111th Street, Omaha, Nebraska 68137; (2) by submitting a later-dated proxy; or (3) by attending the Annual Meeting and indicating that you wish to vote in person rather than by proxy.

The enclosed amendment, along with the original Proxy Statement, related form of proxy and our Annual Report to Stockholders for the year ended December 31, 2008, are also available at http://www.isecuretrac.com/InvestorRelations.aspx?p=Annual.

Please accept our apology for any confusion the error in the Proxy Statement may have caused.  We hope to see you at the Annual Meeting.

Sincerely, /s/ Lincoln Zehr Lincoln Zehr Secretary

YOUR VOTE IS IMPORTANT.
YOU ARE URGED TO PROMPTLY COMPLETE, SIGN,
DATE AND RETURN YOUR PROXY.